THE ADVISORS' INNER CIRCLE FUND

                           SYNOVUS MID CAP VALUE FUND

                     SUPPLEMENT DATED JULY 25, 2005 TO THE
                      INSTITUTIONAL SHARES PROSPECTUS AND
                      CLASS A, B, AND C SHARES PROSPECTUS
                              DATED MARCH 1, 2005

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN EACH PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH EACH PROSPECTUS.

The following information replaces the first paragraph under the heading "Investment Strategy of the Mid Cap Value Fund" on page 6 of each Prospectus:

         The Fund invests primarily (at least 80% of its net assets at the time of initial purchase) in common stocks and other equity securities of companies with medium market capitalizations (ranging from $500 million to $10 billion). The Fund will not change this 80% policy without 60 days' prior written notice to shareholders. In selecting investments for the Fund, the Sub-Adviser focuses on issuers that the Sub-Adviser believes have above average growth potential at attractive prices. These issuers will generally be U.S. companies, but the Fund may invest to a lesser extent in securities of non-U.S. companies meeting these same criteria. The Fund is "non-diversified," and the Sub-Adviser expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding.

The following paragraph has been added under the heading "Principal Risks of Investing in the Mid Cap Value Fund" on page 6 of each Prospectus:

         When the Fund invests in securities of non-U.S. companies, it will be subject to risks not typically associated with investments in U.S. companies. Securities of non-U.S. companies may trade either in domestic markets, in the form of American Depository Receipts ("ADRs") or otherwise, or in foreign markets. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign companies, especially those in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or, for non-dollar denominated investments, changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE